Exhibit 99.1

Credit Suisse First Boston Aerospace Finance Conference Paul David Miller—PDM Chairman and Chief Executive Officer 15 May 2001

    All forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties including the effects of government budgets and requirements, contracting practices of the company's current and prospective customers, economic conditions, competitive environment, program performance, and timing of awards and contracts. Therefore, actual results may differ materially from anticipated results. Additional information concerning factors that could cause actual results to differ materially from those in the forward looking statements is contained in the Company's SEC reports, including but not limited to, the report on Form 10K for the year ended 31 March 2000. All guidance and forward looking statements contained herein reflect guidance provided by the Company in its 5/9/01 earnings teleconference and represents management's expectations thereon. Nothing herein is intended to update or change the guidance provided thereon, unless explicitly so stated.

The New ATK

Leader in Our Battlespace

Evolution of ATK

Spin-off	+	[HERCULES LOGO] Acquisition	+	[Thiokol LOGO] Acquisition

ATK is a Much Stronger Company Today

ATK Investment Highlights

  •
  Solid, long-term business—earnings and revenue visibility

  •
  Outstanding operating performance—record margins with upside

  •
  Strong and proven leadership team

  •
  Strong cash flows—more with Thiokol

  •
  Leading market positions—number 1 or 2

  •
  Diverse program and platform participation—land, sea, air and space

  •
  Excellent product mix—today, tomorrow, and next generation

  •
  Tactically poised and executing

Hallmark: Ability to consistently deliver on commitments

Leadership Driving Performance

Streamlined and Accountable Organization

ATK's Lanes of Excellence

Defense		Aerospace

• Long-term contracts	• Target rich environment	• Growth opportunity	• Long-term business
• All caliber capability	• Development pipeline	• Expanded capability	• 100% mission success

Thiokol Propulsion

Major Programs: • Space Shuttle RSRM • Navy Theater Wide • Standard Missile • LEAP—Missile Defense KV • ERGM—Extended Range • Minuteman • Trident II • CASTOR® Motors • STAR™ Motors
Space Propulsion		Missile Defense
	Strategic Propulsion		Tactical Propulsion

The New ATK—Vitals With Thiokol

  •
  Strong leadership with 10,000 employees

  •
  Sales of ~ $1.7 billion (full year)

  •
  Backlog of $4 billion ($6 billion with multi-year contracts and options)

  •
  EBITDA of approximately $300 million

  •
  Operating margins of 13%+ "Best in class"

  •
  Expanded R&D capability

  •
  Increased capability for growth—missile defense, stand-off capability

First Step in Forming the "Tough" Company

Thiokol Acquisition and Integration Plan

  •
  Acquisition closed 20 April 2001

  •
  Day One meeting held with Thiokol leadership

  •
  Leadership and organization defined

  •
  Detailed integration plans are completed

  •
  Majority of integration to be complete in FY02

The Next Three Years

Commitment to Grow Average Annual EPS by 15% from FY02 to FY04

  Future Value Drivers

  •
  Growth—Continue top-line organic growth in mid single digits

  •
  Margins—Continue margin improvement—Another 1 to 2%

  •
  Cash Flow—Continue strong cash flow performance for:

      — Debt Repayment

      — Strategic acquisitions in our lanes

  •
  Leadership

Achievable Path To 15% Average Annual EPS Growth

Growth—DoD Strategic Initiatives

Precision and Extended Range Capability
Army Transformation Initiatives		Missile Defense Land & Sea

ATK—Positioned to Support Future Requirements

Margins—Additional Upside

Leadership Incentivized for Outstanding Performance

Cash Flow Deployment—Thiokol Adds Significant Capacity

Proven History of Rapid Deleveraging

*
Assumes combined ATK/Thiokol EBITDA currently expected for FY02 (as provided in 5/9/01 earnings teleconference). Debt level reflects total debt as of acquisition closed on 4/1/01.

$100M of Deleverage Adds 33-34 Cents to EPS

ATK Outlook and Guidance

	FY01	FY02E	FY03E
Sales	$1,142M	$1,625-1,650M	$1,725-1,750M
EBIT%	11.9%	13-14%	13.5-14%
EBITDA	$181M	~ $300M	~ $320M
EPS	$4.80	$5.30-5.35	$6.05-6.20

    Guidance estimates as provided in 5/9/01 earnings teleconference and webcast

ATK committed to continued double digit EPS growth

Summary—ATK "Is About"

  •
  Strong Leadership

  •
  Solid, long-term business with upside

  •
  Outstanding operating performance

  •
  Generating strong cash flow

  •
  Double digit annual EPS growth

  •
  The New ATK—tactically poised and executing

Outlook for ATK is Outstanding
ATK Will Continue to Deliver on it's Commitments